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                            PIONEER FAMILY OF FUNDS

                                AMENDMENT NO. 7
                                      TO
                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                January 2, 2014

   WHEREAS, each Customer listed on Exhibit A hereto, as amended from time to time (each a "Customer"), and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"), have entered into a Master Investment Company Service Agreement, dated Mach 4, 2003 (as amended, the "Agreement"); and

   WHEREAS, each Customer and PIMSS desires to further amend the Agreement.

   NOW THEREFORE, the Agreement is amended as follows:

   Exhibit A (List of Customers) to the Agreement is amended by deleting it in its entirety and replacing the same with Exhibit A (List of Customers) attached hereto.

   IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the 2nd day of January 2014.

EACH CUSTOMER LISTED ON EXHIBIT A         PIONEER INVESTMENT MANAGEMENT
ATTACHED HERETO (SEVERALLY AND            SHAREHOLDER SERVICES, INC.
NOT JOINTLY)

By:     /S/  CHRISTOPHER J. KELLEY        By:     /S/  MARK D. GOODWIN
        ---------------------------               --------------------------
Name:   Christopher J. Kelley             Name:   Mark D. Goodwin
Title:  Secretary                         Title:  President

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                                   EXHIBIT A

                  MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                                January 2, 2014


Pioneer Bond Fund

Pioneer Emerging Markets Fund

Pioneer Equity Income Fund

Pioneer Fund

Pioneer High Yield Fund

Pioneer Ibbotson Asset Allocation Series, a series trust
  consisting of:
   Pioneer Ibbotson Conservative Allocation Fund
   Pioneer Ibbotson Moderate Allocation Fund
   Pioneer Ibbotson Growth Allocation Fund
   Pioneer Ibbotson Aggressive Allocation Fund

Pioneer Mid Cap Value Fund

Pioneer Money Market Trust, as series trust consisting of:
   Pioneer Cash Reserves Fund

Pioneer Real Estate Shares

Pioneer Series Trust I, a series trust consisting of:
   Pioneer Oak Ridge Large Cap Growth Fund
   Pioneer Oak Ridge Small Cap Growth Fund

Pioneer Series Trust II, a series trust consisting of:
   Pioneer AMT-Free Municipal Bond Fund
   Pioneer Select Mid Cap Growth Fund

Pioneer Series Trust III, a series trust consisting of:
   Pioneer Disciplined Value Fund

Pioneer Series Trust IV, a series trust consisting of:
   Pioneer Classic Balanced Fund
   Pioneer Government Income Fund
   Pioneer Multi-Asset Income Fund

Pioneer Series Trust V, a series trust consisting of:
   Pioneer Absolute Return Bond Fund
   Pioneer Global Equity Fund
   Pioneer High Income Municipal Fund
   Pioneer Long/Short Global Bond Fund
   Pioneer Long/Short Opportunistic Credit Fund

Pioneer Series Trust VI, a series trust consisting of:
   Pioneer Floating Rate Fund
   Pioneer Multi-Asset Real Return Fund

Pioneer Series Trust VII, a series trust consisting of:
   Pioneer Emerging Markets Local Currency Debt Fund
   Pioneer Global High Yield Fund
   Pioneer Global Multi Sector Income Fund

Pioneer Series Trust VIII, a series trust consisting of:
   Pioneer International Value Fund

Pioneer Series Trust X, a series trust consisting of:
   Pioneer Dynamic Credit Fund
   Pioneer Fundamental Growth Fund
   Pioneer Multi-Asset Ultrashort Income Fund

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Pioneer Series Trust XI
   Pioneer Core Equity Fund

Pioneer Series Trust XII
   Pioneer Disciplined Growth Fund

Pioneer Short Term Income Fund

Pioneer Strategic Income Fund

Pioneer Value Fund

Pioneer Variable Contracts Trust, a series trust consisting of:

   Pioneer Bond VCT Portfolio

   Pioneer Disciplined Value VCT Portfolio

   Pioneer Emerging Markets VCT Portfolio

   Pioneer Equity Income VCT Portfolio

   Pioneer Fund VCT Portfolio

   Pioneer High Yield VCT Portfolio

   Pioneer Ibbotson Growth Allocation VCT Portfolio

   Pioneer Ibbotson Moderate Allocation VCT Portfolio

   Pioneer Mid Cap Value VCT Portfolio

   Pioneer Real Estate Shares VCT Portfolio

   Pioneer Select Mid Cap Growth VCT Portfolio

   Pioneer Strategic Income VCT Portfolio